(RULE 14a-101)

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

Filed by Registrant	X

Filed by Party other than Registrant

Check the appropriate box:

	Preliminary Proxy Statement	Confidential, for Use of the Commission
Only (as permitted by Rule 14a-6(e)(2))

X	Definitive Proxy Statement	Definitive Additional Materials

Soliciting Materials Pursuant to §240.14a-12

CORD BLOOD AMERICA, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

No fee required.

Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
$_____ per share as determined under Rule 0-11 under the Exchange Act.
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

Fee paid previously with preliminary materials.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount previously paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

Cord Blood America, Inc.

501 Santa Monica Blvd., Suite 700

Santa Monica, California 90401

Notice of a Special Meeting of Shareholders

to be held on August 28, 2008

To the Shareholders of

CORD BLOOD AMERICA, INC.

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of CORD BLOOD AMERICA, INC., a Florida corporation (the “Company”), will be held on August 28, 2008, at 10:00 a.m., Pacific Standard Time, at 501 Santa Monica Boulevard, Suite 700, Santa Monica, California, for the purpose of considering and voting upon the following matter:

1. To consider and act upon a proposal to approve an amendment to the Amended and Restated Articles of Incorporation of the Company to increase its authorized capital stock to 955,000,000 shares, of which 5,000,000 shares  shall be preferred stock, having a par value $0.0001 per share, and 950,000,000 shares shall be Common Stock, having a par value $0.0001 per share.

Our board of directors has fixed the close of business on July 8, 2008 as the record date for the determination of shareholders entitled to notice of and to vote at the annual meeting and at any adjournment or adjournments of the meeting.

By Order of the Board of Directors

/s/ Matthew Schissler
Matthew Schissler
Chief Executive Officer

Santa Monica, California

August 4, 2008

Your vote is very important. Whether or not you plan to attend the special meeting, in order to ensure representation of your shares, please promptly complete, date and sign the enclosed proxy card and return it in the accompanying envelope or follow the instructions provided for voting by phone or via the Internet, if applicable.  No postage need be affixed if the proxy card is mailed in the United States.

Cord Blood America, INC.

501 Santa Monica Blvd., Suite 700

Santa Monica, California 90401

PROXY STATEMENT

FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 28, 2008

TABLE OF CONTENTS

THE COMPANY	4

INFORMATION ABOUT SOLICITATION AND VOTING	4

INFORMATION ABOUT THE SPECIAL MEETING	4

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	7

PROPOSAL NO. ONE: TO AMEND THE AMENDED AND RESTATED ARTICLES OF INCORPORATION OF THE COMPANY TO GIVE EFFECT TO THE INCREASE OF AUTHORIZED COMMON STOCK OF THE COMPANY	9

AVAILABLE INFORMATION	10

Cord Blood America, Inc.

501 Santa Monica Blvd., Suite 700

Santa Monica, California 90401

(310) 432-4090

Cord Blood America, Inc. (“CBAI” or the “Company”), formerly D & A Lending, Inc., was incorporated in the State of Florida on October 12, 1999.  We did not commence business operations until we acquired Cord Partners, Inc., (“Cord Partners”), a Florida corporation and wholly-owned subsidiary of the Company, as of March 31, 2004.  The Company is primarily a holding company whose subsidiaries include Cord Partners, (“Cord”), CorCell Co. Inc., CorCell Ltd., (“CorCell”), CBA Professional Services, Inc. d/b/a BodyCells, Inc. (“BodyCells”), CBA Properties, Inc. (“Properties”), and Career Channel Inc, D/B/A Rainmakers International (“Rain”).  The Company and its subsidiaries engage in the following business activities:

•

Cord specializes in providing private cord blood stem cell preservation services to families.

•

BodyCells is a developmental stage company and intends to be in the business of collecting, processing and preserving peripheral blood and adipose tissue stem cells allowing individuals to privately preserve their stem cells for potential future use in stem cell therapy.

•

Properties was formed to hold the corporate trademarks and other intellectual property of the Company.

•

Rain specializes in creating direct response television and radio advertising campaigns, including media placement and commercial production.

For more information on the Company, see our 2007 Annual Report on Form 10-KSB which accompanies this Proxy Statement.

INFORMATION ABOUT SOLICITATION AND VOTING

Solicitation

This Proxy Statement is furnished in connection with the solicitation of proxies by the board of directors of the Company for use at the Special Meeting of Shareholders to be held on August 28, 2008 at 10:00 a.m., Pacific Standard Time, at 501 Santa Monica Boulevard, Suite 700, Santa Monica, California 90401, and at any adjournment or adjournments of the special meeting.

INFORMATION ABOUT THE SPECIAL MEETING

WHEN IS THE SPECIAL MEETING?

August 28, 2008, 10:00 a.m. Pacific Standard Time

WHERE WILL THE SPECIAL MEETING BE HELD?

The meeting will be held at 501 Santa Monica Boulevard, Suite 700, Santa Monica, California 90401.

WHAT ITEMS WILL BE VOTED UPON AT THE SPECIAL MEETING?

At the special meeting and any adjournment or adjournments of the special meeting, our shareholders will be asked to consider and act upon a proposal to approve an amendment to the Amended and Restated Articles of Incorporation of Cord Blood America, Inc. to increase the authorized capital stock of the Company to 955,000,000 shares, of which 5,000,000 shares shall be preferred stock, having a par value $0.0001 per share, and 950,000,000 shares shall be Common Stock, having a par value $0.0001 per share.

WHO CAN VOTE?

Only holders of record of our common stock at the close of business on July 8, 2008 will be entitled to notice of and to vote at the special meeting and any adjournments of the special meeting.  You are entitled to one vote for each share of common stock held on that date.  On July 8, 2008, there were 224,699,718 shares of our common stock outstanding and entitled to vote

YOUR BOARD OF DIRECTORS HAS APPROVED THE PROPOSAL SET FORTH HEREIN.

HOW DO I VOTE?

You can vote either by attending the meeting and voting at the meeting or by completing, signing and returning the enclosed proxy card as promptly as possible in the enclosed postage-paid envelope.  Proxies should not be sent by the stockholder to the Company, but to Issuer Direct Corporation, 201 Shannon Oaks Circle, Suite 105, Cary, NC 27511. A pre-addressed, postage-paid envelope is provided for this purpose.

HOW DO I CHANGE OR REVOKE MY PROXY?

You can change or revoke your proxy at any time before it is voted at the special meeting by:

1.

Submitting another proxy by mail with a more recent date than that of the proxy first given;

2.

Sending written notice of revocation to Cord Blood America, Inc. 501 Santa Monica Blvd., Suite 700

Santa Monica, California 90401, Attention: Mathew Schissler; or

3.

Attending the special meeting and voting in person.  If your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the meeting.

WHAT IF I SIGN AND RETURN MY PROXY CARD BUT I DO NOT INCLUDE VOTING INSTRUCTIONS?

If you sign your proxy card and return it to us but you do not include voting instructions as to any proposal, your proxy will be voted FOR the amendment to the Amended and Restated Articles of Incorporation of the Company.

WHAT CONSTITUTES A "QUORUM" FOR THE SPECIAL MEETING?

The holders of a majority of the issued and outstanding shares of the Company's common stock entitled to vote at the special meeting present or represented by proxy constitutes a quorum.  A quorum is necessary to conduct business at the special meeting.  You will be considered part of the quorum if you have voted by proxy.  Abstentions and broker non-votes count as "shares present" at the special meeting for purposes of determining a quorum.  However, abstentions, withholding of a vote and broker non-votes do not count in the voting results.  A broker non-vote occurs when a broker or other nominee (which has voted on one or more matters at the meeting) who holds shares for another does not vote on a particular item because the broker or nominee does not have discretionary authority for that item and has not received instructions from the owner of the shares.

HOW MANY VOTES ARE REQUIRED?

On July 8, 2008, the record date for determination of shareholders entitled to vote at the special meeting, there were issued and outstanding and entitled to vote 224,699,718 shares of our common stock.  The holders of a majority of our common stock issued and outstanding and entitled to vote at the special meeting will constitute a quorum for the transaction of business at the special meeting.  Common stock represented in person or by proxy, including abstentions and broker non-votes with respect to one or more of the matters presented for shareholder approval, will be counted for purposes of determining whether a quorum exists at the special meeting.  Broker non-votes with respect to a particular matter will not be counted as votes in favor of that matter and will not be counted as votes cast on that matter.  Accordingly, broker non-votes will have no effect on the matters specified in the notice of meeting.

•

The proposal to approve the amendment to the Amended and Restated Articles of Incorporation of the Company to give effect to increase the authorized Common Stock of the Company to 950,000,000 shares requires the affirmative vote of at least a majority of the Company’s issued and outstanding shares of Common Stock entitled to vote as of the Record Date.  Therefore, an abstention or withholding of a vote will not be counted for the purpose of determining whether the requisite vote has been obtained and will have no effect on the outcome of the vote.

DISSENTER'S RIGHT OF APPRAISAL.

No action will be taken in connection with the proposal described in this Proxy Statement for which Florida law, our Articles of Incorporation or Bylaws provide a right of a shareholder to dissent and obtain appraisal of or payment for such shareholder's shares.

HOUSEHOLDING OF PROXY MATERIALS.

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” Proxy Statements and annual reports.  This means that only one copy of this Proxy Statement may have been sent to multiple shareholders in your household.  We will promptly deliver a separate copy of either document to you if you call or write us at the following address or phone number:  Cord Blood America, Inc., 501 Santa Monica Blvd., Suite 700, Santa Monica, California 90401, phone: (310) 432-4090, attention: Matthew Schissler.  If you want to receive separate copies of our annual report and Proxy Statement in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and phone number.

OTHER MATTERS.

Our board of directors knows of no other business which will be presented for consideration at the special meeting other than those matters described above.  However, if any other business should come before the special meeting, it is the intention of the person named in the enclosed proxy card to vote, or otherwise act, in accordance with his best judgment on such matters.

WHO PAYS FOR THE SOLICITATION OF PROXIES?

We will bear the costs of soliciting proxies.  In addition to solicitations by mail, our directors, officers and employees may, without additional remuneration, solicit proxies by telephone, facsimile and personal interviews.  We will reimburse these persons for their reasonable expenses in connection with any of these solicitations.  In addition, we will request brokerage houses, custodians, nominees and fiduciaries to forward copies of the proxy materials to those persons for whom they hold shares and request instructions for voting the proxies, and we will reimburse brokerage houses and other persons for their reasonable expenses in connection with this distribution.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Beneficial Ownership

The following table sets forth information as of July 8, 2008, except as otherwise noted, with respect to the beneficial ownership of our common stock and is based on 224,699,718 shares of common stock issued and outstanding and entitled to vote as of July 8, 2008:

•

Each person known by the Company to own beneficially more than five percent of our issued and outstanding common stock;

•

Each director and prospective director of the Company;

•

The Company's Chief Executive Officer and each person who serves as an executive officer of the Company; and

•

All executive officers and directors of the Company as a group.

Title of Class	Name And Address Of Beneficial Owner (1)	Amount And Nature Of Beneficial Ownership (2)	Approximate Percent of Class (%)
Common	CorCell Inc. (3) 1717 Arch Street, Ste. 1410 Philadelphia, PA 19013	43,261,398	(4)	17.34%

Common	Enable Growth Partners, L.P. One Ferry Building, Suite 255 San Francisco, CA 94111	22,447,502	(5)	9.99%

Common	Enable Opportunity Partners, L.P. One Ferry Building, Suite 255 San Francisco, CA 94111	22,447,502	(5)	9.99%

Common	Pierce Diversified Strategy Master Fund LLC, Ena. One Ferry Building, Suite 255 San Francisco, CA 94111	22,447,502	(5)	9.99%

Common	Tangier Investors LP 1446 Front St., St. 400 San Diego, CA 92101	17,021,277		7.58%

Common	Independence Blue Cross (6) 1901 Market St. Philadelphia, PA 19103	14,685,366		6.54%

Common	Fuselier Holdings 1207 Hampshire Lane Richardson TX 75080	14,475,000		6.44%

Common	Matthew L. Schissler	18,245,920	(7)	7.90%

Common	Joseph Vicente	1,750,397		*

Common	Timothy G. McGrath	750,397		*

Common	Richard Neeson	0		0%

Common	All executive officers and directors as a group (4 persons)	21,917,549		9.00%

 * Less than 1% of the outstanding common stock.

(1)

Except as noted above, the address for the above identified officers and directors of the Company is c/o 501 Santa Monica Blvd., Suite 700 Santa Monica, California 90401.

(2)

Beneficial Ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options, warrants, or convertible debt currently exercisable or convertible, or exercisable or convertible within 60 days of July 8, 2008 are deemed outstanding for computing the percentage of the person holding such option or warrant.  Percentages are based on a total of 224,699,718 shares of common stock outstanding on July 8, 2008 and shares issuable upon the exercise of options, warrants exercisable, and debt convertible on or within 60 days of April 18, 2008, as described above. The inclusion in the aforementioned table of those shares, however, does not constitute an admission that the named shareholder is a direct or indirect beneficial owner of those shares.  Unless otherwise indicated, to our knowledge based upon information produced by the persons and entities named in the table, each person or entity named in the table has sole voting power and investment power, or shares voting and/or investment power with his or her spouse, with respect to all shares of capital stock listed as owned by that person or entity.

(3)

CorCell, Inc. is a wholly owned subsidiary of Vita34 International AG ("Vita34"). Richard J. Neeson, a director of CBAI, is the chairman of Vita34. Mr. Neeson disclaims beneficial ownership of the shares owned by CorCell, Inc.

(4)

Includes 24,762,693 shares issuable upon conversion of a convertible note. Does not include 2,000,000 treasury shares held by CorCell, Inc. as collateral for a promissory note.

(5)

Enable Growth Partners LP, Enable Opportunity Partners LP, and Pierce Diversified Strategy Master Fund LLC, Ena are affiliates of each other and beneficially own convertible notes and warrants pursuant to which they contractually agreed that their beneficial ownership in the aggregate shall not exceed 9.99% of the shares of the Company's common stock immediately after giving effect to conversion or exercise of such notes and warrants.

(6)

Richard J. Neeson, a director of CBAI, is a Senior Vice President of Independence Blue Cross. Mr. Neeson disclaims beneficial ownership of the shares owned by Independence Blue Cross.

(7)

Includes 2,375,555 currently exercisable options held by Mr. Schissler, and 3,068,290 shares and 962,625 options held by Stephanie Schissler, Mr. Schissler's wife. Mr. Schissler disclaims beneficial ownership of the shares beneficially owned by his wife.

PROPOSAL NO. 1:  TO AMEND THE AMENDED AND RESTATED ARTICLES OF INCORPORATION OF THE COMPANY TO INCREASE THE AUTHORIZED CAPITAL STOCK OF THE COMPANY.

On July 10, 2008, the Board of Directors (the “Board”) of the Company approved an amendment to the Company’s Articles of Incorporation, to increase the number of authorized shares of Common Stock to 950,000,000.  The Company currently has authorized capital stock of 300,000,000 shares of Common Stock and approximately 224,699,718 shares of Common Stock are outstanding as of July 8, 2008.  The Board believes that the increase in authorized common shares would provide the Company greater flexibility with respect to the Company’s capital structure for purposes including additional equity financings and stock based acquisitions.

The terms of the additional shares of Common Stock will be identical to those of the currently outstanding shares of Common Stock.  However, because holders of Common Stock have no preemptive rights to purchase or subscribe for any unissued stock of the Company, the issuance of additional shares of Common Stock will reduce the current stockholders' percentage ownership interest in the total outstanding shares of Common Stock. This amendment and the creation of additional shares of authorized Common Stock will not alter the current number of issued shares.  The relative rights and limitations of the shares of Common Stock will remain unchanged under this amendment.

As of July 8, 2008 a total of 224,699,718 shares of the Company's currently authorized 300,000,000 shares of Common Stock are outstanding.  The increase in the number of authorized but unissued shares of Common Stock would enable the Company, without further stockholder approval, to issue shares from time to time as may be required for proper business purposes, such as raising additional capital for ongoing operations, business and asset acquisitions, stock splits and dividends, present and future employee benefit programs and other corporate purposes.

The proposed increase in the authorized number of shares of Common Stock could have a number of effects on the Company's stockholders depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares.  The increase could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company more difficult.  For example, additional shares could be issued by the Company that may dilute the stock ownership or voting rights of persons seeking to obtain control of the Company, even if the persons seeking to obtain control of the Company offer an above-market premium that is favored by a majority of the independent shareholders. Similarly, the issuance of additional shares to certain persons allied with the Company's management could have the effect of making it more difficult to remove the Company's current management by diluting the stock ownership or voting rights of persons seeking to cause such removal.  The Board is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and this proposal is not being presented with the intent that it be utilized as a type of anti- takeover device.

Stockholders should recognize that, as a result of this proposal, they will own a fewer percentage of shares with respect to the total authorized shares of the Company, than they presently own, and will be diluted as a result of any issuances contemplated by the Company in the future.

There are currently no plans, arrangements, commitments or understandings for the issuance of the additional shares of Common Stock which are proposed to be authorized.

The proposed amendment to the Certificate of Incorporation is set forth in Exhibit A.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" APPROVAL OF THE PROPOSAL TO INCREASE THE NUMBER OF AUTHORIZED COMMON STOCK (WHICH APPROVAL DOES NOT EXTEND TO THE APPROVAL OF THE ISSUANCE OF ANY SHARES)

OTHER MATTERS

Our Board does not intend to present to the meeting any matters not referred to in the form of proxy.  If any proposal not set forth in this Proxy Statement should be presented for action at the meeting, and is a matter which should come before the meeting, it is intended that the shares represented by proxies will be voted with respect to such matters in accordance with the judgment of the persons voting them.

AVAILABLE INFORMATION

We are currently subject to the information requirements of the Exchange Act and in accordance therewith file periodic reports, Proxy Statements and other information with the SEC relating to our business, financial statements and other matters.  Copies of such reports, Proxy Statements and other information may be copied (at prescribed rates) at the public reference room maintained by the Securities and Exchange Commission at 100 F Street NE, Washington DC 20549.  For further information concerning the SEC's public reference room, you may call the SEC at 1-800-SEC-0330.  Some of this information may also be accessed on the World Wide Web through the SEC's Internet address at http://www.sec.gov.

Requests for documents relating to the Company should be directed to:

Cord Blood America, Inc.

501 Santa Monica Blvd., Suite 700

Santa Monica, California 90401

Attention: Matthew Schissler

Our board of directors hopes that shareholders will attend the special meeting.  Whether or not you plan to attend, you are urged to complete, date and sign the enclosed proxy card and return it in the accompanying envelope or follow the instructions provided for voting by phone or via the Internet, if applicable.  Prompt response will greatly facilitate arrangements for the meeting, and your cooperation is appreciated.  Shareholders who attend the meeting may vote their shares personally even though they have sent in their proxy cards or voted by phone or the Internet.

By Order of the Board of Directors

Matthew Schissler

August 4, 2008

EXHIBIT A

ARTICLES OF AMENDMENT TO THE

AMENDED AND RESTATED ARTICLES OF INCORPORATION

OF

CORD BLOOD AMERICA, INC.

Pursuant to the provisions of Section 607.1006, Florida Statutes, Cord Blood America, Inc., a Florida corporation (the “Corporation”), adopts the following articles of amendment to its Amended and Restated Articles of Incorporation:

FIRST:  The Amended and Restated Articles of Incorporation of the Corporation are hereby amended by striking out the first paragraph of Article II and by substituting in lieu of said paragraph of Article II the following new paragraph:

The total number of shares of capital stock which this corporation shall have the authority to issue is Nine Hundred Fifty Five Million (955,000,000) shares, consisting of Five Million (5,000,000) shares of Preferred Stock having a par value of $0.0001 per share and Nine Hundred Fifty Million (950,000,000) shares of Common Stock having a par value of $0.0001 per share.

IN WITNESS WHEREOF, the Corporation, by and through its undersigned officer thereunto duly authorized, has executed these Articles of Amendment this __th day of August, 2008 and affirms that the statements made herein are true under the penalties of perjury.

CORD BLOOD AMERICA, INC.

By:	/s/
Name:	Matthew L. Schissler Chief Executive Officer
Title:

PROXY

CORD BLOOD AMERICA, INC.

SPECIAL MEETING OF STOCKHOLDERS - TO BE HELD ON

AUGUST 28, 2008

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, revoking all prior proxies, hereby appoints Matthew Schissler with full power of substitution in each, as proxies for the undersigned, to represent the undersigned and to vote all the shares of Common Stock of the Company which the undersigned would be entitled to vote, as fully as the undersigned could vote and act if personally present, at the Special Meeting of Stockholders (the "Meeting") to be held on or about August 28, 2008, at 10:00 a.m., Pacific Standard Time, at 501 Santa Monica Blvd., Suite 700, Santa Monica, California 90401, or at any adjournments or postponements thereof.

Should the undersigned be present and elect to vote at the Meeting or at any adjournments or postponements thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of such attorneys or proxies shall be deemed terminated and of no further force and effect.  This proxy may also be revoked by filing a written notice of revocation with the Secretary of the Company or by duly executing a proxy bearing a later date.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" IN SUPPORT OF

EACH OF THE LISTED PROPOSALS.

1. Proposal to amend the Company’s Amended and Restated Articles of Incorporation to give effect to the increase of the authorized Common Stock of the Company to 950,000,000 shares.

For ☐	Against ☐	Abstain ☐

2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or adjournments thereof.

For ☐	Against ☐	Abstain ☐

The shares represented by this proxy will be voted as directed by the stockholder, but if no instructions are specified, this proxy will be voted for proposal (1).  If any other business is presented at the Meeting, this proxy will be voted by those named in this proxy in their best judgment.  At the present time, the board of directors knows of no other business to be presented at the Meeting.

The undersigned acknowledges receipt from the Company, prior to the execution of this proxy, of the Notice of Special Meeting and accompanying Proxy Statement relating to the Meeting.

NOTE: PLEASE MARK, DATE AND SIGN AS YOUR NAME(S) APPEAR(S) HEREON AND RETURN IN THE ENCLOSED ENVELOPE.  IF ACTING AS AN EXECUTOR, ADMINISTRATOR, TRUSTEE, GUARDIAN, ETC., YOU SHOULD SO INDICATE WHEN SIGNING.  IF THE SIGNER IS A CORPORATION, PLEASE SIGN THE FULL CORPORATE NAME, BY A DULY AUTHORIZED OFFICER.  IF SHARES ARE HELD JOINTLY, EACH SHAREHOLDER SHOULD SIGN.

Signature (Please sign within the box)	Date:	2008

Signature (Joint owners)	Date:	2008